UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-50142 (Commission File Number)	20- 4956638 (I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285
Roseville, California 95661-3875
(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 12, 2014, Solar Power, Inc. (the “Company”) entered into a purchase agreement (the “Brilliant King Share Purchase Agreement”) with Brilliant King Group Ltd., a company established under the laws of the British Virgin Islands (“Brilliant King”), whereby the Company agreed to issue, and Brilliant King agreed to purchase a total of 6,000,000 shares of common stock of the Company (the “Brilliant King Purchase Shares”), par value US$0.0001 per share (the “Common Shares”) for an aggregate purchase price of US$12,000,000, or US$2.00 per share, pursuant to the terms of the Brilliant King Share Purchase Agreement and subject to the closing conditions therein.

On December 12, 2014, the Company entered into an option agreement (the “Brilliant King Option Agreement”) with Brilliant King, whereby the Company agreed to grant Brilliant King an option (the “Brilliant King Option”) to purchase from the Company a total of 6,000,000 Common Shares (the “Brilliant King Option Shares”) for an aggregate purchase price of US$12,000,000, or US$2.00 per share, on or prior to the date of completion of the listing of the Common Shares on the New York Stock Exchange or the NASDAQ Stock Market, pursuant to the terms of the Brilliant King Option Agreement and subject to the closing conditions therein.

On December 12, 2014, the Company entered into a convertible promissory note purchase agreement (the “Brilliant King Note Purchase Agreement”) with Brilliant King, whereby the Company agreed to sell and issue to Brilliant King a convertible promissory note in an aggregate principal amount of US$12,000,000 (the “Brilliant King Note”) which is convertible into 6,000,000 Common Shares (the “Brilliant King Conversion Shares”) prior to maturity, pursuant to the terms of the Brilliant King Note Purchase Agreement and subject to the closing conditions therein.

On December 12, 2014, the Company entered into a purchase agreement (the “Poseidon Share Purchase Agreement”) with Poseidon Sports Limited, a company established under the laws of the Cayman Islands (“Poseidon”), whereby the Company agreed to issue, and Poseidon agreed to purchase a total of 1,500,000 Common shares of the Company (the “Poseidon Purchase Shares”) for an aggregate purchase price of US$3,000,000, or US$2.00 per share, pursuant to the terms of the Poseidon Share Purchase Agreement and subject to the closing conditions therein.

On December 12, 2014, the Company entered into an option agreement (the “Poseidon Option Agreement”) with Poseidon, whereby the Company agreed to grant Poseidon an option (the “Poseidon Option”) to purchase from the Company a total of 1,500,000 Common Shares (the “Poseidon Option Shares”) for an aggregate purchase price of US$3,000,000, or US$2.00 per share, on or prior to the date of completion of the listing of the Common Shares on the New York Stock Exchange or the NASDAQ Stock Market, pursuant to the terms of the Poseidon Option Agreement and subject to the closing conditions therein.

On December 12, 2014, the Company entered into a convertible promissory note purchase agreement (the “Poseidon Note Purchase Agreement”) with Poseidon, whereby the Company agreed to sell and issue to Poseidon a convertible promissory note in an aggregate principal amount of US$3,000,000 (the “Poseidon Note”) which is convertible into 1,500,000 Common Shares (the “Poseidon Conversion Shares”) prior to maturity, pursuant to the terms of the Poseidon Note Purchase Agreement and subject to the closing conditions therein.

On December 15, 2014, the Company entered into an option agreement (the “Union Sky Option Agreement”) with Union Sky Holding Group Limited, a company incorporated under the laws of the British Virgin Islands (“Union Sky”), whereby the Company agreed to grant Union Sky an option (the “Union Sky Option”) to purchase from the Company a total of 20,000,000 Common Shares (the “Union Sky Option Shares”) for an aggregate purchase price of US$40,000,000, or US$2.00 per share, prior to the date of completion of the listing of the Common Shares on the New York Stock Exchange or NASDAQ Stock Market, pursuant to the terms of the Union Sky Option Agreement and subject to the closing conditions therein.

On December 15, 2014, the Company entered into a convertible promissory note purchase agreement (the “Union King Note Purchase Agreement”, and together with the Brilliant King Note Purchase Agreement and the Poseidon Note Purchase Agreement, the “Note Purchase Agreements”) with Union Sky (together with Brilliant King and Poseidon, the “Note Purchasers”), whereby the Company agreed to sell and issue to Union Sky a convertible promissory note in an aggregate principal amount of US$20,000,000 (the “Union Sky Note”, and together with the Brilliant King Note and the Poseidon Note, the “Notes”) which is convertible into 10,000,000 Common Shares (the “Union Sky Conversion Shares”, and together with the Brilliant King Conversion Shares and the Poseidon Conversion Shares, the “Conversion Shares”) prior to maturity, pursuant to the terms of the Union Sky Note Purchase Agreement and subject to the closing conditions therein.

On December 15, 2014, the Company entered into a purchase agreement (the “Border Dragon Share Purchase Agreement”) with Border Dragon Limited, a company established under the laws of the British Virgin Islands (“Border Dragon”), whereby the Company agreed to issue, and Border Dragon agreed to purchase a total of 2,500,000 Common shares of the Company (the “Border Dragon Purchase Shares”) for an aggregate purchase price of US$5,000,000, or US$2.00 per share, pursuant to the terms of the Border Dragon share Purchase Agreement and subject to the closing conditions therein.

On December 15, 2014, the Company entered into an option agreement (the “Border Dragon Option Agreement”) with Border Dragon, whereby the Company agreed to grant Border Dragon an option (the “Border Dragon Option”) to purchase from the Company a total of 2,500,000 Common Shares (the “Union Sky Option Shares”) for an aggregate purchase price of US$5,000,000, or US$2.00 per share, prior to the date of completion of the listing of the Common Shares on the New York Stock Exchange or NASDAQ Stock Market, pursuant to the terms of the Border Dragon Option Agreement and subject to the closing conditions therein.

On December 12, 2014, the Company entered into a purchase agreement (the “Forwin Share Purchase Agreement”) with Forwin International Financial Holding Limited, a company established under the laws of Hong Kong (“Forwin”), whereby the Company agreed to issue, and Forwin agreed to purchase a total of 5,000,000 Common shares of the Company (the “Forwin Purchase Shares”) for an aggregate purchase price of US$10,000,000, or US$2.00 per share, pursuant to the terms of the Forwin Share Purchase Agreement and subject to the closing conditions therein.

On December 15, 2014, the Company entered into an option agreement (the “Forwin Option Agreement”, and together with the Brilliant King Option Agreement, the Poseidon Option Agreement, the Union Sky Option Agreement and the Border Dragon Option Agreement, the “Option Agreements”) with Forwin (together with Brilliant King, Poseidon, Union Sky and Border Dragon, the “Option Purchasers”), whereby the Company agreed to grant Forwin (the “Forwin Option”, and together with the Brilliant King Option, the Poseidon Option, the Union Sky Option and the Border Dragon Option, the “Options”) to purchase from the Company a total of 5,000,000 Common Shares (the “Forwin Option Shares”, and together with the Brilliant King Option Shares, the Poseidon Option Shares, the Union Sky Option Shares and the Border Dragon Option Shares, the “Option Shares”) for an aggregate purchase price of US$10,000,000, or US$2.00 per share, prior to the date of completion of the listing of the Common Shares on the New York Stock Exchange or NASDAQ Stock Market, pursuant to the terms of the Forwin Option Agreement and subject to the closing conditions therein.

On December 15, 2014, the Company entered into a purchase agreement (the “Central Able Share Purchase Agreement”, and together with the Brilliant King Share Purchase Agreement, the Poseidon Share Purchase Agreement, the Border Dragon Share Purchase Agreement and the Forwin Share Purchase Agreement, the “Share Purchase Agreements”) with Central Able Investments Limited, a company established under the laws of Hong Kong (“Central Able”, and together with Brilliant King, Poseidon, Border Dragon and Forwin, the “Share Purchasers”), whereby the Company agreed to issue, and Central Able agreed to purchase a total of 2,500,000 Common shares of the Company (the “Central Able Purchase Shares”, and together with the Brilliant King Purchase Shares, the Poseidon Purchase Shares, the Border Dragon Purchase Shares and the Forwin Purchase Shares, the “Purchase Shares”) for an aggregate purchase price of US$5,000,000, or US$2.00 per share, pursuant to the terms of the Central Able Share Purchase Agreement and subject to the closing conditions therein.

The foregoing summary of the terms and conditions of the Share Purchase Agreements, the Option Agreements and the Note Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements attached hereto as Exhibits 10.1 and Exhibit 10.13 and which are hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Share Purchase Agreements, the Option Agreements and the Note Purchase Agreements discussed in Item 1.01, the Company agreed to issue the Purchase Shares to each of the Share Purchasers on the respective closing dates pursuant to the terms and conditions of the respective Share Purchase Agreements. The Company agreed to authorize the issuance of the Option Shares upon exercise of each of the Options by the relevant Option Purchaser, pursuant to the terms and conditions of the relevant Option Agreement. The Company agreed to issue the Conversion Shares to each of the Note Purchasers upon the conversion of the relevant Note, pursuant to the terms and conditions of the relevant Note Purchase Agreement.

The proposed issuances of the Common Shares as aforementioned are exempt from registration upon reliance of Regulation S promulgated under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Purchase Agreement by and between Solar Power, Inc. and Brilliant King Group Ltd. dated December 12, 2014
10.2	Option Agreement by and between Solar Power, Inc. and Brilliant King Group Ltd. dated December 12, 2014
10.3	Convertible Promissory Note Purchase Agreement by and between Solar Power, Inc. and Brilliant King Group Ltd. dated December 12, 2014
10.4	Purchase Agreement by and between Solar Power, Inc. and Poseidon Sports Limited December 12, 2014
10.5	Option Agreement by and between Solar Power, Inc. and Poseidon Sports Limited dated December 12, 2014
10.6	Convertible Promissory Note Purchase Agreement by and between Solar Power, Inc. and Poseidon Sports Limited dated December 12, 2014
10.7	Option Agreement by and between Solar Power, Inc. and Union Sky Holding Group Limited dated December 15, 2014

10.8	Convertible Promissory Note Purchase Agreement by and between Solar Power, Inc. and Union Sky Holding Group Limited dated December 15, 2014
10.9	Purchase Agreement by and between Solar Power, Inc. and Border Dragon Limited dated December 15, 2014
10.10	Option Agreement by and between Solar Power, Inc. and Border Dragon Limited dated December 15, 2014
10.11	Purchase Agreement by and between Solar Power, Inc. and Forwin International Financial Holding Limited dated December 12, 2014
10.12	Option Agreement by and between Solar Power, Inc. and Forwin International Financial Holding Limited dated December 15, 2014
10.13	Purchase Agreement by and between Solar Power, Inc. and Central Able Investments Limited dated December 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: December 18, 2014	/s/ Amy Jing Liu Name: Amy Jing Liu Title: Chief Financial Officer